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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    ----------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)          August 9, 2001
                                                 ------------------------------

                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                               0-26534                     13-3671221
(State or Other Jurisdiction               (Commission                   (IRS Employer
     of Incorporation)                     File Number)               Identification No.)

     4 Science Park, New Haven, CT                                           06511
(Address of Principal Executive Offices)                                  (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
                                                    ---------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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Item 5. Other Events

         On August 9, 2001, Vion Pharmaceuticals, Inc. (the "Company") entered into an underwriting agreement to sell 2,500,000 shares of the Company's common stock at a price per share of $5.00, and to grant an option to purchase up to an additional 375,000 shares of common stock, to a group of underwriters led by Gerard Klauer Mattison & Co., Inc. and C.E. Unterberg, Towbin, as representatives. The sale is made under its recent shelf-registration statement (Registration No. 333-58206 effective June 26, 2001) relating to the possible sale from time to time of the Company's common stock. This Form 8-K is filed to incorporate the exhibits hereto into that registration statement.

         On August 10, 2001, the Company issued the press release filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         1 Underwriting Agreement, dated August 9, 2001, among Vion Pharmaceuticals, Inc. and Gerard Klauer Mattison & Co., Inc. and C.E. Unterberg, Towbin, as representatives of several underwriters named therein.

         99.1 Press Release dated August 10, 2001.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VION PHARMACEUTICALS, INC.


Date: August 10, 2001                 By: /s/ Steven H. Koehler
                                          -------------------------------------
                                      Name:  Steven H. Koehler
                                      Title: Vice President - Finance and Chief
                                             Financial Officer






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                                  EXHIBIT INDEX

         1 Underwriting Agreement, dated August 9, 2001, among Vion Pharmaceuticals, Inc. and Gerard Klauer Mattison & Co., Inc. and C.E. Unterberg, Towbin, as representatives of several underwriters named therein.

         99.1 Press release dated August 10, 2001.